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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 17, 2002
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                                WorldCom, Inc.

              (Exact Name of Registrant as Specified in Charter)

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               Georgia                   0-11258               58-1521612
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
            Incorporation)                                  Identification No.)


 500 Clinton Center Drive, Clinton, Mississippi                  39056
  (Address of Principal Executive Offices)                    (Zip Code)


    Registrant's telephone number, including area code (601) 460-5600
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Item 5.  Other Events.

        On December 17, 2002, the Board of Directors of WorldCom, Inc. (the "Company") appointed a new audit committee consisting of directors Dennis R. Beresford, former chairman of the Financial Accounting Standards Board; Nicholas deB. Katzenbach, former U.S. Attorney General; and C.B. Rogers, Jr., former chairman and CEO of Equifax, Inc. Mr. Beresford was appointed chairman of the audit committee.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Exhibit No.                 Description of Exhibit
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                 99.1                    Press Release dated December 26, 2002

Item 9.

Regulation FD Disclosure.

        On December 26, 2002, the Company and certain of its direct and indirect U.S.subsidiaries filed their monthly operating report for the month of October 2002 (the "Operating Report") with the United States Bankruptcy Court for the Southern District of New York, which includes a schedule that reflects the Company's consolidated statement of operations for the third quarter ended September 30, 2002. Copies of the Operating Report may be obtained from the Bankruptcy Court's website located at http://www.nysb.uscourts.gov and from the Company's Restructuring Information Desk at http://www.worldcom.com. A copy of the press release announcing the filing of the Operating Report is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Limitation on Incorporation by Reference

         In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

         THE OPERATING REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. The Operating Report is in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Report contains information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Report should not be viewed as indicative of future results.

         As described in the Operating Report, the Company previously announced restatements of earnings affecting 1999, 2000, 2001 and first quarter 2002. In June 2002, Arthur Andersen LLP ("Andersen"), the Company's previous external auditors, advised the Company that Andersen's audit report on the Company's financial statements for 2001 and Andersen's review of the Company's financial statements for first quarter 2002 could not be relied upon. The Company's new external auditors, KPMG LLP ("KPMG"), are undertaking a comprehensive audit of the Company's financial statements for 2000, 2001 and 2002.

         A Special Investigative Committee of the Company's Board of Directors is overseeing an independent investigation of these matters by William R. McLucas, former Director of the Division of Enforcement for the Securities and Exchange Commission ("SEC"). The Company's accounting practices also are under investigation by the SEC, by the U.S. Attorney's Office for the Southern District of New York and by the Examiner appointed by the Bankruptcy Court, Richard Thornburgh, former Attorney General of the United States.

         Investors and creditors should be aware that additional amounts of improperly reported pre-tax income may be discovered and announced. Until the Company has completed its internal review and KPMG is able to complete the audit of 2000, 2001 and 2002, the total impact on previously reported financial statements cannot be known.

Cautionary Statement Regarding Forward-Looking Statements

         This Report and the Operating Report may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to the Company's bankruptcy proceedings and matters arising out of pending class action and other lawsuits and ongoing internal and government investigations relating to the previously announced restatements of its financial results. Other factors that may cause actual results to differ materially from management's expectations include economic uncertainty; the effects of vigorous competition; the impact of technological change on our business, alternative technologies and dependence on availability of transmission facilities; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and our financial leverage; uncertainties associated with the success of acquisitions; and the ongoing war on terrorism. More detailed information about those factors is contained in the Company's filings with the SEC.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WORLDCOM, INC.
                                     (Registrant)


                                     By: /s/ Michael H. Salsbury
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                                     Name:  Michael H. Salsbury
                                     Title: Executive Vice President &
                                              General Counsel

Dated:  December 26, 2002

                                 EXHIBIT INDEX

   Exhibit No.                                  Description
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     99.1                  Press Release dated December 26, 2002